UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2014

AmREIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-35609	20-8857707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Greenway Plaza, Suite 1000
Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 850-1400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

          On July 29, 2014, AmREIT, Inc., a Maryland Corporation (the “Company”), issued a press release announcing its financial and operating results and made available supplemental information concerning the ownership, operations and portfolio of the Company for the quarter ended June 30, 2014. A copy of the press release including such supplemental information is being furnished as Exhibit 99.1 hereto.

          As set forth in the press release, the Company will hold a first quarter earnings conference call on Wednesday, July 30, 2014, at 10:00 a.m. Central Time (11:00 a.m. Eastern Time). Participants may call 1-877-504-2267 approximately 10 minutes before the scheduled start time to participate in the conference call. The conference call will be recorded and a replay of the call will be available via webcast shortly after the call concludes. The conference call will also be webcast live at www.amreit.com and can be accessed under the Investors tab of the Company’s website. The complete earnings release will be located under the Investors tab of the Company’s website. A telephonic replay of the conference call will be available for 14 days following the conference call. To access the telephonic replay of the conference call, dial 1-877-344-7529 and enter passcode 10048772.

          The information contained in this Item 2.02 to this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), nor shall it be deemed “incorporated by reference” into any filing under the 1934 Act or the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Item 3.03     Material Modification to Rights of Security Holders.

          The information set forth in Item 8.01 below regarding the Maryland Business Combination Act, which action was taken on July 24, 2014, is incorporated in this Item 3.03 by reference.

Item 8.01     Other Events.

          On July 29, 2014, pursuant to a press release, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference, the Company announced:

•	that its Board of Directors had determined to explore strategic alternatives to enhance stockholder value;
•

that after a comprehensive review in consultation with its financial and legal advisors, its Board had rejected the previously announced unsolicited and conditional proposal by Regency Centers Corporation to acquire the Company for $22.00 per share; and

•

that, in connection with the determination by the Board of Directors and as a part of its effort to ensure the orderly review of strategic alternatives, the Board elected to cause the Company to become subject to the Maryland Business Combination Act, which, subject to limitations, prohibits certain business combinations between the Company and an “interested stockholder” (defined generally as any person who beneficially owns 10% or more of the voting power of our outstanding voting stock) or an affiliate thereof for five years after the most recent date on which the stockholder becomes an interested stockholder and thereafter imposes fair price and/or supermajority voting requirements on these combinations.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 29, 2014, of the Company regarding its financial and operating results for the quarter ended June 30, 2014

99.2	Press Release dated July 29, 2014, of the Company regarding exploring strategic alternatives

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmREIT, Inc.

Dated: July 29, 2014	By:	/s/ Chad C. Braun
Chad C. Braun
Executive Vice President, Chief Financial Officer, Chief Operating Officer, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated July 29, 2014, of the Company regarding its financial and operating results for the quarter ended June 30, 2014

99.2	Press Release dated July 29, 2014, of the Company regarding exploring strategic alternatives